UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                          Date of Report: June 16, 2005

                                 CYTOMEDIX, INC.
             (Exact name of registrant as it appears in its charter)

           Delaware                       0-28443                   23-3011702
State or other jurisdiction       (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)

                         416 Hungerford Drive, Suite 330
                            Rockville, Maryland 20850
              (Address of principal executive offices and zip code)


                                  240-499-2680
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 16, 2005, Cytomedix, Inc., issued a press release announcing the appointment of Andrew Maslan to the new position of corporate controller effective July 1, 2005. The press release making such announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference. Mr. Maslan most recently served as controller for BioReliance Corporation based in Rockville, Maryland, which was acquired by Invitrogen (Nasdaq: IVGN) in February 2004. Earlier, he held positions with two other Rockville, Maryland-based companies, serving as a principal with GlobeTraders, Inc., and senior accountant for Providence Laboratory Associates. Mr. Maslan began his professional career serving as an auditor with KPMG Peat Marwick.

The letter agreement between Mr. Maslan and Cytomedix is attached hereto as
Exhibit 99.2 and incorporated herein by reference. Pursuant to its terms, Mr. Maslan accepts employment as the company's controller as of July 1, 2005. He will receive a base salary of $135,000 per year and will be eligible for an annual target bonus of twenty percent of his earned salary. Upon recommendation by the Compensation Committee of the Company's Board of Directors and approval by the Board of Directors, Mr. Maslan will receive options to purchase 60,000 shares of the company's common stock at an exercise price equal to the closing sale price on June 3, 2005.


Section 9--Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits. The following Exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.      Description
-----------      -----------

Exhibit 99.1     Press Release of Cytomedix, Inc., dated June 16, 2005.

Exhibit 99.2     Letter Agreement between Cytomedix, Inc. and Mr. Andrew Maslan.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CYTOMEDIX, INC.

                                                     By: /s/ Kshitij Mohan
                                                         -----------------------
                                                         Kshitij Mohan
                                                         Chief Executive Officer


Date:  June 17, 2005